Exhibit 99.1

                                  NEWS RELEASE

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                                                     Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772
                                                 www.globalentertainment2000.com

Global Entertainment Corporation                        Rudy R. Miller, Chairman
1600 North Desert Drive, Suite 301                              The Miller Group
Tempe, Arizona 85281                          Investor Relations for the Company
                                                                    602-225-0505
                                                          gee@themillergroup.net


   GLOBAL ENTERTAINMENT CORPORATION REACHES PROFITABILITY IN FISCAL YEAR 2009

TEMPE,  ARIZONA,  AUGUST 28, 2009 -- GLOBAL  ENTERTAINMENT  CORPORATION  (OTCBB:
GNTP) - today reported revenue of $13.2 million for the fiscal year ended May 31, 2009 up 6.0% compared to revenue of $12.4 million in the prior fiscal year. Income from continuing operations was up 105.3% to $0.2 million with net income of $27 thousand for fiscal year 2009, compared to the prior fiscal year that reported a loss from continuing operations of $2.8 million and a net loss of $4.0 million, which included a $1.2 million loss from discontinued operations related to the company's divestiture of a subsidiary company.

During fiscal year 2009 the Wenatchee, Washington facility began operations and was subsequently sold in December 2008 which allowed the company to repay the related $48.9 million construction loan in full resulting in a positive change to the balance sheet by the reduction of the majority of the company's outstanding debt. From the company's multiple revenue streams project management fees increased 109% to $1.9 million compared to $0.9 million in the prior fiscal year; license fees - initial and transfer, were $1.6 million that included an initial license fee of $1.2 million, a non regular recurring event that did not occur in fiscal year ended 2008; and food service revenue was $0.7 million for the fiscal year 2009.

"Our return to profitability in fiscal year 2009 was reached during a significantly challenging economic time for our country and the impact it had on the entertainment business where we found families reducing expenditures for entertainment outside their homes. The sectors of our business tied to management and service agreements saw a decline in the number of events held and decline in attendance at events, which also reduced revenues in our ticketing company. Advertising sales commissions were impacted as well. The opening of the Allen, Texas and Independence, Missouri arenas in the fall of 2009 shows promise for added revenue with the new multi-year contracts in place," stated Richard Kozuback, president and chief executive officer. "Contributing to the improvement in net income was a decrease in our legal and settlement costs over the prior fiscal year and reduction in corporate payroll.

"Ground breaking on the $41.5 million Dodge City, Kansas arena is expected in October 2009 and we will be recording project management fees throughout fiscal 2010. The facility has a planned opening in 2011," Kozuback continued. "We expect 2010 will continue to present challenges until there are more indications that the economy is in a solid state of recovery. Making operational adjustments within the current economic environment will be a focus for management and the Board of Directors."

                                                                         more...
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Global Entertainment Corporation Reaches Profitability in Fiscal Year 2009
August 28, 2009
Page 2


Visit our web sites:

www.globalentertainment2000.com                      www.centralhockeyleague.com
      www.coliseums.com                                    www.GetTix.net

Global Entertainment Corporation is an integrated events and entertainment company focused on mid-size communities that is engaged, through its seven wholly owned subsidiaries, in sports management, multi-purpose events and entertainment centers and related real estate development, facility and venue management and marketing and venue ticketing. GLOBAL PROPERTIES I, in correlation with arena development projects, works to maximize value and develop potential new properties. INTERNATIONAL COLISEUMS COMPANY (ICC) serves as project manager for arena development while ENCORE FACILITY MANAGEMENT and GEC FOOD SERVICE, LLC coordinates arena operations and concessions. GLOBAL ENTERTAINMENT MARKETING SYSTEMS (GEMS) pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING (GETTIX.NET) is a ticketing company for sports and entertainment venues. The WESTERN PROFESSIONAL HOCKEY LEAGUE, INC., through a joint operating agreement with the Central Hockey League, is the operator and franchisor of professional minor league hockey teams in nine states.

     Certain statements in this release may be "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections of matters that affect revenue, operating expenses or net earnings; projections of capital expenditures; projections of growth; hiring plans; plans for future operations; financing needs or plans; plans relating to the company's products and services; and assumptions relating to the foregoing.

     Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information.

     Some of the important factors that could cause the company's actual results to differ materially from those projected in forward-looking statements made by the company include, but are not limited to, the following: intense competition within the sports and entertainment industries, past and future acquisitions, expanding operations into new markets, risk of business interruption, management of rapid growth, need for additional financing, changing consumer demands, dependence on key personnel, sales and income tax uncertainty and increasing marketing, management, occupancy and other administrative costs.

     The "audited" consolidated balance sheets and consolidated statements of operations contained in this press release have been derived from, and should be read in conjunction with, the Company's May 31, 2009 annual report on Form 10-K. This press release does not include all disclosures normally required by accounting principles generally accepted in the United States.


                            FINANCIAL TABLE FOLLOWS:

Global Entertainment Corporation Reaches Profitability in Fiscal Year 2009 August 28, 2009
Page 3


                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                              May 31, 2009 and 2008
                                    (Audited)
               (in thousands, except share and per share amounts)

                                                                         2009               2008
                                                                       --------           --------
                                          ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                            $  1,111           $    443
  Accounts receivable, net of $5 and $2 allowance
   at May 31, 2009 and 2008                                               2,220              1,111
  Prepaid expenses and other assets                                         281                239
  Investment in Wenatchee project                                            --             34,473
  Deferred income tax asset, net                                             --                112
  Assets to be disposed                                                      --              2,033
                                                                       --------           --------
      TOTAL CURRENT ASSETS                                                3,612             38,411

Property and equipment, net                                                 708                266
Goodwill                                                                    519                519
Other assets                                                                329                108
Minority interests                                                           --                 38
                                                                       --------           --------
      TOTAL ASSETS                                                     $  5,168           $ 39,342
                                                                       ========           ========

                           LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                                     $  1,132           $  7,718
  Accrued liabilities                                                       588                750
  Deferred revenues                                                          64                 24
  Notes payable - current portion                                           111             27,220
  Minority interests                                                         19                 --
  Liabilities related to assets to be disposed                               --                211
                                                                       --------           --------
      TOTAL CURRENT LIABILITIES                                           1,914             35,923

Deferred income tax liability, net                                            5                117
Notes payable - long-term portion                                            69                180
                                                                       --------           --------
      TOTAL LIABILITIES                                                   1,988             36,220
                                                                       --------           --------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Preferred stock - $.001 par value; 10,000,000 shares authorized;
   no shares issued or outstanding                                           --                 --
  Common stock - $.001 par value; 50,000,000 shares authorized;
   6,633,112 and  6,625,114 shares issued and outstanding as
   of May 31, 2009 and 2008                                                   7                  7
  Paid-in capital                                                        10,961             10,930
  Retained deficit                                                       (7,788)            (7,815)
                                                                       --------           --------
      TOTAL STOCKHOLDERS' EQUITY                                          3,180              3,122
                                                                       --------           --------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $  5,168           $ 39,342
                                                                       ========           ========

Global Entertainment Corporation Reaches Profitability in Fiscal Year 2009 August 28, 2009
Page 4


                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                        Years Ended May 31, 2009 and 2008
                                    (Audited)
               (in thousands, except share and per share amounts)

                                                                    2009                  2008
                                                                 -----------           -----------
REVENUES:
  Project development fees                                       $       703           $       769
  Project management fees                                              1,908                   913
  Facility management fees                                             3,191                 3,279
  Ticket service fees                                                  2,783                 4,170
  Food service revenue                                                   677                    --
  Advertising sales commissions                                          454                   767
  License fees - league dues and other                                 1,745                 1,923
  License fees - initial and transfer                                  1,577                   371
  Other revenue                                                          141                   245
                                                                 -----------           -----------
      TOTAL REVENUES                                                  13,179                12,437
                                                                 -----------           -----------
OPERATING COSTS:
  Cost of revenues                                                     5,959                 6,759
  General and administrative costs                                     6,626                 8,443
                                                                 -----------           -----------
      TOTAL OPERATING COSTS                                           12,585                15,202
                                                                 -----------           -----------
OPERATING INCOME (LOSS)                                                  594                (2,765)
                                                                 -----------           -----------
OTHER EXPENSE:
  Interest income                                                         20                    94
  Interest expense                                                      (407)                  (40)
  Minority interests                                                     (57)                   38
  Loss on investment in PVEC, LLC                                         --                  (251)
                                                                 -----------           -----------
      TOTAL OTHER EXPENSE                                               (444)                 (159)
                                                                 -----------           -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES             150                (2,924)
INCOME TAX BENEFIT                                                        --                   105
                                                                 -----------           -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                                 150                (2,819)
LOSS FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES                  (123)               (1,212)
                                                                 -----------           -----------
NET INCOME (LOSS)                                                $        27           $    (4,031)
                                                                 ===========           ===========
EARNINGS (LOSS) PER SHARE:
  Basic -
    Income (loss) from continuing operations                     $      0.02           $     (0.43)
    Loss from discontinued operations                                  (0.02)                (0.19)
                                                                 -----------           -----------
    Net income (loss)                                            $      0.00           $     (0.62)
                                                                 ===========           ===========
  Diluted -
    Income (loss) from continuing operations                     $      0.02           $     (0.43)
    Loss from discontinued operations                                  (0.02)                (0.19)
                                                                 -----------           -----------
    Net income (loss)                                            $      0.00           $     (0.62)
                                                                 ===========           ===========
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
  Basic                                                            6,628,076             6,545,292
                                                                 ===========           ===========
  Diluted                                                          6,632,762             6,545,292
                                                                 ===========           ===========